Exhibit 99.3

                                                                  Conformed Copy

                            Support/Voting Agreement

                                    February 9, 1998

United States Filter Corporation
40-004 Cook Street
Palm Desert, California  92211

            Re:   Support/Voting Agreement

Dear Sirs:

            The undersigned understands that United States Filter Corporation ("USF"), Palm Water Acquisition Corp., a wholly owned subsidiary of USF ("Subcorp"), and Culligan Water Technologies, Inc. ("Culligan") are entering into an Agreement and Plan of Merger, dated the date hereof (the "Agreement"), providing for, among other things, a merger between Subcorp and Culligan (the "Merger"), in which all of the outstanding shares of capital stock of Culligan will be exchanged for shares of common stock, par value $.01 per share, of USF.

            The undersigned is a stockholder of Culligan (the "Stockholder") and is entering into this letter agreement to induce you to enter into the Agreement and to consummate the transactions contemplated thereby.

            The Stockholder confirms its agreement with you as follows:

            1. The Stockholder represents, warrants and agrees that Schedule I annexed hereto sets forth the shares of the capital stock of Culligan of which the Stockholder is the record or beneficial owner (the "Shares") and that the Stockholder is on the date hereof the lawful owner of the number of Shares set forth in Schedule I, free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, except as disclosed previously in writing to USF. Except for the Shares set forth in Schedule I, the Stockholder does not own or hold any rights to acquire any additional shares of the capital stock of Culligan (other than pursuant to stock options) or any interest therein or any voting rights with respect to any additional shares.

            2. The Stockholder agrees that it will not, will not permit any company, trust or other entity controlled by the Stockholder (other than Culligan) to, contract to sell, sell or otherwise transfer or dispose of any of the Shares or any interest therein or securities convertible thereinto or any voting rights with respect thereto, other than (i) pursuant to the Merger, (ii) with


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your prior written consent or (iii) to the extent contractually required
(as disclosed previously in writing to USF).

            3. The Stockholder agrees to, will cause any company, trust or other entity controlled by the Stockholder to, and will use its reasonable best efforts to cause its affiliates (as defined under the Securities Exchange Act of 1934, as amended) to, cooperate fully with you in connection with the Agreement and the transactions contemplated thereby. The Stockholder agrees that, during the term of this letter agreement, it will not, and will not permit any such company, trust or other entity to, and will use its reasonable best efforts to not permit any of its affiliates to, directly or indirectly (including through its directors, officers, employees or other representatives) solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any Competing Transaction, or negotiate, explore or otherwise engage in discussions with any person (other than USF, Subcorp or their respective directors, officers, employees, agents and representatives) with respect to any Competing Transaction or enter into any agreement, arrangement or understanding with respect to any Competing Transaction or agree to or otherwise assist in the effectuation of any Competing Transaction; provided, however, that nothing herein shall prevent the Stockholder (or any representative of the Stockholder) from taking any action or omitting to take any action solely as a member of the Board of Directors of Culligan if failure to do so would create a reasonable possibility of a breach of such Stockholder's (or such Stockholder's representatives) fiduciary duties as a member (or members) of the Culligan Board of Directors after consultation with outside counsel.

            4. The Stockholder agrees that all of the Shares beneficially owned by the Stockholder (except shares subject to unexercised stock options), or over which the Stockholder has voting power or control, directly or indirectly (including any common shares of Culligan acquired after the date hereof), at the record date for any meeting of stockholders of Culligan called to consider and vote to approve the Merger and the Agreement and/or the transactions contemplated thereby and/or any Competing Transaction will be voted in favor the Merger and the Agreement and the transactions contemplated thereby and that the Stockholder will not vote such Shares in favor of any Competing Transaction during the term of this letter agreement.

            5. The Stockholder has all necessary power and authority to enter into this letter agreement. This letter agreement is the legal, valid and binding agreement of the Stockholder, and is enforceable against the Stockholder in accordance with its terms.

            6. The Stockholder agrees that damages are an inadequate remedy for the breach by Stockholder of any term or condition of this letter agreement and that you shall be entitled to a temporary restraining order and preliminary and permanent injunctive relief in order to enforce our agreements herein.

            7. Except to the extent that the laws of the jurisdiction of organization of any party hereto, or any other jurisdiction, are mandatorily applicable to matters arising under or in connection with this letter agreement, this letter agreement shall be governed by the laws of the



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State of Delaware. All actions and proceedings arising out of or relating to this letter agreement shall be heard and determined in any Delaware state or federal court sitting in Delaware.

            8. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware, for the purpose of any action or proceeding arising out of or relating to this letter agreement and each of the parties hereto irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any Delaware state or federal court sitting in Delaware. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably consents to the service of any summons and complaint and any other process in any other action or proceeding relating hereto, on behalf of itself or its property, by the personal delivery of copies of such process to such party. Nothing in this Section 8 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

            9. This letter agreement constitutes the entire agreement among the parties hereto with respect to the matters covered hereby and supersedes all prior agreements, understandings or representations among the parties written or oral, with respect to the subject matter hereof.

            10. Capitalized terms not defined in this letter agreement shall have the meaning assigned to them in the Agreement.



























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            11. This letter agreement may be terminated at the option of any party at any time upon the earlier of (i) the date on which the Agreement is terminated and (ii) the Effective Time (as defined in the Agreement); provided, however, if the Agreement is terminated pursuant to Sections 7.1 (d), 7.1(e) or 7.1(g) thereof, then the limitations set forth in paragraphs 2 and 4 hereof shall survive for 150 days from the date of termination.

            Please confirm that the foregoing correctly states the understanding between us by signing and returning to me a counterpart hereof.

                                    Very truly yours,

                                    LION ADVISORS, L.P.

                                          by Lion Capital Management, Inc.
                                                its general partner

                                    By:   /s/ Marc J. Rowan

                                          Marc J. Rowan, Vice President

Confirmed on the date first above written.

United States Filter Corporation

By:   /s/ Richard J. Heckmann

Name:  Richard J. Heckmann
Title:  Chief Executive Officer























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                                   Schedule I

                                 Stock Ownership

                             of Lion Advisors, L.P.

Owned Beneficially or of Record

3,666,696





































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